    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 28, 1994

                                                       REGISTRATION NO. 33-56185

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ----------------

                     PRE-EFFECTIVE AMENDMENT NO. 2 TO
                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                               ----------------
                            STERLING SOFTWARE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               ----------------
        DELAWARE                     7372                    75-1873956
     (STATE OR OTHER           (PRIMARY STANDARD          (I.R.S. EMPLOYER
     JURISDICTION OF              INDUSTRIAL             IDENTIFICATION NO.)
    INCORPORATION OR          CLASSIFICATION CODE
      ORGANIZATION)                 NUMBER)

       8080 NORTH CENTRAL EXPWY.                   JEANNETTE P. MEIER
               SUITE 1100                      EXECUTIVE VICE PRESIDENT,
          DALLAS, TEXAS 75206                GENERAL COUNSEL AND SECRETARY
             (214) 891-8600                      8080 N. CENTRAL EXPWY.
   (ADDRESS, INCLUDING ZIP CODE, AND                   SUITE 1100
 TELEPHONE NUMBER, INCLUDING AREA CODE,           DALLAS, TEXAS 75206
  OF REGISTRANT'S PRINCIPAL EXECUTIVE                (214) 891-8600
                OFFICE)                 (NAME, ADDRESS, INCLUDING ZIP CODE, AND
                                         TELEPHONE NUMBER, INCLUDING AREA CODE,
                                                 OF AGENT FOR SERVICE)

                               ----------------
                                   COPIES TO:
        CHARLES D. MAGUIRE, JR.                    MAURICE N. MALOOF
        JACKSON & WALKER, L.L.P.        HICKS, MALOOF & CAMPBELL,A PROFESSIONAL
      901 MAIN STREET, SUITE 6000                     CORPORATION
          DALLAS, TEXAS 75202                SUITE 2200, MARQUIS TWO TOWER
             (214) 953-6000                285 PEACHTREE CENTER AVENUE, N.E.
                                                 ATLANTA, GEORGIA 30303
                                                     (404) 588-1100

                               ----------------
  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As promptly as practicable after this Registration Statement becomes effective and the effective time of the proposed merger (the "Merger") of a subsidiary of the Registrant with and into KnowledgeWare, Inc. ("KnowledgeWare"), as described in the Amended and Restated Agreement and Plan of Merger, dated as of August 31, 1994, attached as Exhibit A to the Proxy Statement/Prospectus forming a part of this Registration Statement.

  If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [_]

                               ----------------
  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

  Section 145 of the Delaware General Corporation Law empowers a corporation to indemnify its directors and officers or former directors and officers and to purchase insurance with respect to liability arising out of their capacity or status as directors and officers. Such law provides further that the indemnification permitted thereunder shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation's certificate of incorporation, bylaws, any agreement or otherwise.

  Article IX of the Registrant's Certificate of Incorporation, as amended, provides that, to the fullest extent permitted by the Delaware General Corporation Law, as the same exists or may hereafter be amended, a director of the Registrant shall not be liable to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as a director. Article IX of the Registrant's Restated Bylaws provides for indemnification of officers and directors. In addition, the Registrant has entered into Indemnity Agreements with each of its officers and directors pursuant to which such officers and directors may be indemnified against losses arising from certain claims, including claims under the Securities Act of 1933, as amended (the "Securities Act"), which may be made by reason of their being officers or directors.

  Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

  The following is a list of all exhibits filed as a part of this Registration Statement on Form S-4, including those incorporated herein by reference.

   EXHIBIT
   NUMBER                         DESCRIPTION OF EXHIBIT
   -------                        ----------------------
     1     None
     2.1   Amended and Restated Agreement and Plan of Merger dated as of August
            31, 1994 among the Registrant, KnowledgeWare, Inc. and SSI
            Corporation (included as Appendix A to the Proxy
            Statement/Prospectus that forms a part of this Registration
            Statement) (16)
     2.2   Agreement dated October 11, 1994 among the Registrant,
            KnowledgeWare, Inc. and SSI Corporation (16)
     2.3   First Amendment to Amended and Restated Agreement and Plan of Merger
            dated as of October 24, 1994 among the Registrant, KnowledgeWare,
            Inc. and SSI Corporation (16)
     3.1   Certificate of Incorporation of the Registrant (2)
     3.2   Certificate of Amendment of Certificate of Incorporation of the
            Registrant (3)
     3.3   Certificate of Amendment of Certificate of Incorporation of the
            Registrant (4)
     3.4   Restated Bylaws of the Registrant (5)
     4.1   Form of Common Stock Certificate (6)
     5     Opinion of Jackson & Walker, L.L.P. (16)
     6     None
     7     None
     8.1   Opinion of Jackson & Walker, L.L.P. (16)
     8.2   Opinion of Hicks, Maloof & Campbell (16)
     9     None
    10.1   Amended and Restated Stock Option Agreement dated as of August 31,
            1994 between the Registrant and KnowledgeWare, Inc. (included as
            Appendix C to the Proxy Statement/Prospectus that forms a part of this Registration Statement) (16)

   EXHIBIT
   NUMBER                         DESCRIPTION OF EXHIBIT
   -------                        ----------------------
    10.2   Form of Amended and Restated Stockholder Agreement dated as of
            August 31, 1994 between the Registrant and certain stockholders of
            KnowledgeWare, Inc. (included as Appendix D to the Proxy
            Statement/Prospectus that forms a part of this Registration
            Statement) (16)
    10.3   Form of Registration Rights Agreement to be entered into among the
            Registrant and certain affiliates of KnowledgeWare, Inc. (included as an exhibit to the Amended and Restated Agreement and Plan of
            Merger filed as part of the Proxy Statement/Prospectus that forms a part of this Registration Statement) (16)
    10.4   Form of Escrow Agreement to be entered into among the Registrant,
            KnowledgeWare, Inc., the Representative and the Escrow Agent
            (included as an exhibit to the Amended and Restated Agreement and
            Plan of Merger filed as part of the Proxy Statement/ Prospectus that forms a part of this Registration Statement) (16)
    10.5   Amended Incentive Stock Option Plan of the Registrant (7)
    10.6   Amended Non-Statutory Stock Option Plan of the Registrant (7)
    10.7   Supplemental Executive Retirement Plan II of Informatics General
            Corporation (3)
    10.8   Form of Supplemental Executive Retirement Plan II Agreement (the
            "SERP II Agreement") (3)
    10.9   Amendment to SERP II Agreement (3)
    10.10  Form of Employment Agreement with Jeannette P. Meier, George H.
            Ellis and Phillip A. Moore (3)
    10.11  Form of Amendment No. 1 to Employment Agreement with Jeannette P.
            Meier, George H. Ellis and Phillip A. Moore (3)
    10.12  Employment Agreement with Sam Wyly (3)
    10.13  Employment Agreement with Charles J. Wyly, Jr. (3)
    10.14  Employment Agreement with Sterling L. Williams (3)
    10.15  Form of Amendment No. 1 to Employment Agreement with Charles J.
            Wyly, Jr. and Sterling L. Williams (3)
    10.16  Amendment No. 1 to Employment Agreement with Sam Wyly (3)
    10.17  Amendment No. 2 to Employment Agreement with Sam Wyly (3)
    10.18  Consultation Agreement with REC Enterprises, Inc. (3)
    10.19  Employment Agreement with William D. Plumb (3)
    10.20  Employment Agreement with William D. Plumb (3)
    10.21  Form of Employment Agreement with Edward J. Lott, Warner C. Blow,
            Werner L. Frank and Geno P. Tolari (3)
    10.22  Employment Agreement with Sterling L. Williams (8)
    10.23  Form of Employment Agreement with Jeanette P. Meier, George H.
            Ellis, Phillip A. Moore, Warner C. Blow and Geno P. Tolari (8)
    10.24  Employment Agreement with Werner L. Frank (8)
    10.25  Form of Series B Warrant Agreement (3)
    10.26  Form of Amendment to Series B Warrant Agreement (January 1988) (3)
    10.27  Form of Amendment to Series B Warrant Agreement (May 1989) (3)
    10.28  Form of Series E Warrant Agreement (3)
    10.29  Form of Amendment to Series E Warrant Agreement (May 1989) (3)
    10.30  Form of Series F Warrant Agreement (3)

   EXHIBIT
   NUMBER                         DESCRIPTION OF EXHIBIT
   -------                        ----------------------
    10.31  Form of Amendment to Series F Warrant Agreement (May 1989) (3)
    10.32  Amended and Restated Revolving Credit and Term Loan Agreement dated
            June 8, 1990 between the Registrant and The First National Bank of
            Boston and BankOne Texas N.A. ("Loan Agreement") (3)
    10.33  First Amendment to Loan Agreement dated as of October 16, 1990 (3)
    10.34  Second Amendment to Loan Agreement dated as of September 19, 1991
            (3)
    10.35  Third Amendment to Loan Agreement dated as of December 31, 1991 (3)
    10.36  Fourth Amendment to Loan Agreement dated as of June 15, 1992 (3)
    10.37  Fifth Amendment to Loan Agreement dated as of July 31, 1992 (3)
    10.38  Sixth Amendment to Loan Agreement dated as of August 31, 1992 (3)
    10.39  Seventh Amendment to Loan Agreement dated as of September 9, 1992
            (3)
    10.40  Eighth Amendment to Loan Agreement dated as of September 30, 1992
            (3)
    10.41  Ninth Amendment to Loan Agreement dated as of October 13, 1992 (3)
    10.42  Tenth Amendment to Loan Agreement dated as of December 17, 1992 (8)
    10.43  Form of Eleventh Amendment to Loan Agreement dated as of March 29,
            1993 (3)
    10.44  Twelfth Amendment to Loan Agreement dated as of June 30, 1993 (3)
    10.45  Form of Thirteenth Amendment to Loan Agreement dated as of November
            10, 1993 (3)
    10.46  Form of Fourteenth Amendment to Loan Agreement dated as of November
            22, 1993 (3)
    10.47  Fifteenth Amendment to Loan Agreement dated as of December 21, 1993
            (9)
    10.48  Sixteenth Amendment to Loan Agreement dated as of December 30, 1993
            (9)
    10.49  Seventeenth Amendment to Loan Agreement dated as of January 31, 1994
            (9)
    10.50  Eighteenth Amendment to Loan Agreement dated as of March 15, 1994
            (10)
    10.51  Nineteenth Amendment to Loan Agreement dated as of May 17, 1994 (7)
    10.52  Form of Indenture between the Registrant and Bank of America Texas,
            National Association as Trustee, including the form of 5 3/4%
            Convertible Subordinated Debenture attached as Exhibit A thereto
            (11)
    10.53  1992 Executive Compensation Plan for Group Presidents (3)
    10.54  1993 Executive Compensation Plan for Group Presidents (8)
    10.55  1994 Executive Compensation Plan for Group Presidents (3)
    10.56  Form of Series G Warrant Agreement (3)
    10.57  Amended 1992 Non-Statutory Stock Option Plan (12)
    10.58  1994 Non-Statutory Stock Option Plan (13)
    10.59  Form of Indemnity Agreement between the Registrant and each of its directors (3)
    10.60  Systems Center, Inc. Restated and Amended Restricted Stock Plan (15)
    10.61  Systems Center, Inc. Amended and Restated Nondiscretionary
            Restricted Stock Plan (15)
    10.62  Systems Center, Inc. 1982 Stock Option Plan (15)
    10.63  Systems Center, Inc. 1992 Stock Incentive Plan (15)
    10.64  Systems Center, Inc. 1983 Stock Plan (15)
    10.65  Systems Center, Inc. Share Option Scheme (15)
    10.66  Registration Rights Agreement dated as of July 1, 1993 among the
            Registrant and the Selling Stockholders named therein(14)
    10.67  Assignment of Loan Documents and Security Interests dated as of
            August 31, 1994 among the Registrant, IBM Credit Corporation and
            KnowledgeWare, Inc. (16)
    10.68  Amended and Restated Revolving Loan and Security Agreement dated as of August 31, 1994 between the Registrant and KnowledgeWare, Inc.
            (16)

   EXHIBIT
   NUMBER                         DESCRIPTION OF EXHIBIT
   -------                        ----------------------
    10.69  Warrant Agreement dated as of August 31, 1994 between the Registrant and KnowledgeWare, Inc. (16)
    10.70  Registration Rights Agreement dated as of August 31, 1994 between the Registrant and KnowledgeWare, Inc. (16)
    10.71  First Amendment to Amended and Restated Revolving Loan and Security
            Agreement dated as of October 25, 1994 between the Registrant and
            KnowledgeWare, Inc. (16)
    11     None
    12     None
    13     None
    14     None
    15     None
    16     None
    21     Subsidiaries (16)
    23.1   Consent of Ernst & Young L.L.P. (16)
    23.2   Consent of Arthur Andersen LLP (16)
    23.3   Consent of Coopers & Lybrand, L.L.P. (1)
    23.4   Consent of Alex. Brown & Sons Incorporated (16)
    23.5   Consent of Jackson & Walker, L.L.P. (included in its opinions filed as Exhibits 5 and 8 to this Registration Statement) (16)
    23.6   Consent of Hicks, Maloof & Campbell, A Professional Corporation (16)
    23.7   Consent of Francis A. Tarkenton (16)
    24     Power of Attorney (16)
    25     None
    26     None
    27     None
    28     None
    99     Form of Proxy Card (16)

- --------
 (1) Filed herewith.
 (2) Previously filed as an exhibit to the Registrant's Registration Statement No. 2-82506 on Form S-1 and incorporated herein by reference.
 (3) Previously filed as an exhibit to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1993 and incorporated herein by reference.
 (4) Previously filed as an exhibit to the Registrant's Registration Statement No. 33-69926 on Form S-8 and incorporated herein by reference
 (5) Previously filed as an exhibit to the Registrant's Registration Statement No. 33-47131 on Form S-8 and incorporated herein by reference.
 (6) Previously filed as an exhibit to the Registrant's Registration Statement No. 2-86825 on Form S-1 and incorporated herein by reference.
 (7) Previously filed as an exhibit to the Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1994 and incorporated herein by reference.
 (8) Previously filed as an exhibit to the Registrant's Registration Statement No. 33-62028 on Form S-4 and incorporated herein by reference.
 (9) Previously filed as an exhibit to the Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 1993 and incorporated herein by reference.
(10) Previously filed as an exhibit to the Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1994 and incorporated herein by reference.
(11) Previously filed as an exhibit to the Registrant's Registration Statement No. 33-57428 on Form S-3 and incorporated herein by reference.

(12) Previously filed as an exhibit to the Registrant's Registration Statement No 33-53831 on Form S-3 and incorporated herein by reference.
(13) Previously filed as an exhibit to the Registrant's Registration Statement No. 33-53837 on Form S-3 and incorporated herein by reference.
(14) Previously filed as an exhibit to the Registrant's Registration Statement No. 33-71706 on Form S-3 and incorporated herein by reference.
(15) Previously filed as an exhibit to the Registrant's Registration Statement No. 33-65402 on Form S-8 and incorporated herein by reference.
(16) Previously filed.

ITEM 22. UNDERTAKINGS.

  (a) The undersigned Registrant hereby undertakes:

    (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

      (i) To include any prospectus required by section 10(a)(3) of the Securities Act;

      (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

      (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

    Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this registration statement.

    (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

  (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  (c) (1) The undersigned Registrant hereby undertakes as follows: that prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other Items of the applicable form.

  (2) The Registrant undertakes that every prospectus (i) that is filed pursuant to paragraph (1) immediately preceding, or (ii) that purports to meet the requirements of section 10(a)(3) of the Securities Act and is used in connection with an offering of securities subject to Rule 415, will be filed as part of an amendment to the Registration Statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  (d) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

  (e) The undersigned Registrant hereby undertakes to respond to requests for information that is incorporated by reference into the Prospectus pursuant to Items 4, 10(b), 11 or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the Registration Statement through the date of responding to the request.

  (f) The undersigned Registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the Registration Statement when it became effective.

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-4 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED IN THE CITY OF DALLAS, STATE OF TEXAS ON THE 27TH DAY OF OCTOBER, 1994.

                                          Sterling Software, Inc.

                                                  /s/ Jeannette P. Meier
                                          By: _________________________________
                                                    Jeannette P. Meier
                                          Name: _______________________________
                                                 Executive Vice President
                                          Title: ______________________________

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

             SIGNATURES                         TITLE                DATE
             ----------                         -----                ----

      */s/ Sterling L. Williams         President, Chief      October 27, 1994
- -------------------------------------    Executive Officer
        STERLING L. WILLIAMS             and Director
                                         (Principal
                                         Executive Officer)

        */s/ George H. Ellis            Executive Vice        October 27, 1994
- -------------------------------------    President and Chief
           GEORGE H. ELLIS               Financial Officer
                                         (Principal
                                         Financial and
                                         Accounting Officer)

            */s/ Sam Wyly               Chairman of the       October 27, 1994
- -------------------------------------    Board of Directors
              SAM WYLY

      */s/ Charles J. Wyly, Jr.         Vice Chairman of the  October 27, 1994
- -------------------------------------    Board of Directors
        CHARLES J. WYLY, JR.

          */s/ Evan A. Wyly             Director              October 27, 1994
- -------------------------------------
            EVAN A. WYLY

       */s/ Michael C. French           Director              October 27, 1994
- -------------------------------------
          MICHAEL C. FRENCH

       */s/ Robert J. Donachie          Chairman of the       October 27, 1994
- -------------------------------------    Audit Committee and
         ROBERT J. DONACHIE              Director

        */s/ Phillip A. Moore           Executive Vice        October 27, 1994
- -------------------------------------    President,
          PHILLIP A. MOORE               Technology and
                                         Director

             SIGNATURES                         TITLE                DATE

         */s/ Robert E. Cook            Director              October 27, 1994
- -------------------------------------
           ROBERT E. COOK

     */s/ Donald R. Miller, Jr.         Director              October 27, 1994
- -------------------------------------
        DONALD R. MILLER, JR.

       /s/ Jeannette P. Meier
* By: _____________________________
JEANNETTE P. MEIER, ATTORNEY-IN-FACT

                                 EXHIBIT INDEX

                                                                   SEQUENTIALLY
   EXHIBIT                                                           NUMBERED
   NUMBER                  DESCRIPTION OF EXHIBIT                     PAGES
   -------                 ----------------------                  ------------
     1     --None
     2.1   --Amended and Restated Agreement and Plan of Merger
             dated as of August 31, 1994 among the Registrant,
             KnowledgeWare, Inc. and SSI Corporation (included as
             Appendix A to the Proxy Statement/Prospectus that
             forms a part of this Registration Statement) (16)
     2.2   --Agreement dated October 11, 1994 among the
             Registrant, KnowledgeWare, Inc. and SSI Corporation
             (16)
     2.3   --First Amendment to Amended and Restated Agreement
             and Plan of Merger dated as of October 24, 1994
             among the Registrant, KnowledgeWare, Inc. and SSI
             Corporation (16)
     3.1   --Certificate of Incorporation of the Registrant (2)
     3.2   --Certificate of Amendment of Certificate of
             Incorporation of the Registrant (3)
     3.3   --Certificate of Amendment of Certificate of
             Incorporation of the Registrant (4)
     3.4   --Restated Bylaws of the Registrant (5)
     4.1   --Form of Common Stock Certificate (6)
     5     --Opinion of Jackson & Walker, L.L.P. (16)
     6     --None
     7     --None
     8.1   --Opinion of Jackson & Walker, L.L.P. (16)
     8.2   --Opinion of Hicks, Maloof & Campbell (16)
     9     --None
    10.1   --Amended and Restated Stock Option Agreement dated
             as of August 31, 1994 between the Registrant and
             KnowledgeWare, Inc. (included as Appendix C to the
             Proxy Statement/Prospectus that forms a part of this
             Registration Statement) (16)
    10.2   --Form of Amended and Restated Stockholder Agreement
             dated as of August 31, 1994 between the Registrant
             and certain stockholders of KnowledgeWare, Inc.
             (included as Appendix D to the Proxy
             Statement/Prospectus that forms a part of this
             Registration Statement) (16)
    10.3   --Form of Registration Rights Agreement to be entered
             into among the Registrant and certain affiliates of
             KnowledgeWare, Inc. (included as an exhibit to the
             Amended and Restated Agreement and Plan of Merger
             filed as part of the Proxy Statement/Prospectus that
             forms a part of this Registration Statement) (16)
    10.4   --Form of Escrow Agreement to be entered into among
             the Registrant, KnowledgeWare, Inc., the
             Representative and the Escrow Agent (included as an
             exhibit to the Amended and Restated Agreement and
             Plan of Merger filed as part of the Proxy Statement/
             Prospectus that forms a part of this Registration
             Statement) (16)
    10.5   --Amended Incentive Stock Option Plan of the
             Registrant (7)
    10.6   --Amended Non-Statutory Stock Option Plan of the
             Registrant (7)
    10.7   --Supplemental Executive Retirement Plan II of
             Informatics General Corporation (3)

                                                                   SEQUENTIALLY
   EXHIBIT                                                           NUMBERED
   NUMBER                  DESCRIPTION OF EXHIBIT                     PAGES
   -------                 ----------------------                  ------------
    10.8   --Form of Supplemental Executive Retirement Plan II
             Agreement (the "SERP II Agreement") (3)
    10.9   --Amendment to SERP II Agreement (3)
    10.10  --Form of Employment Agreement with Jeannette P.
             Meier, George H. Ellis and Phillip A. Moore (3)
    10.11  --Form of Amendment No. 1 to Employment Agreement
             with Jeannette P. Meier, George H. Ellis and Phillip
             A. Moore (3)
    10.12  --Employment Agreement with Sam Wyly (3)
    10.13  --Employment Agreement with Charles J. Wyly, Jr. (3)
    10.14  --Employment Agreement with Sterling L. Williams (3)
    10.15  --Form of Amendment No. 1 to Employment Agreement
             with Charles J. Wyly, Jr. and Sterling L. Williams (3)
    10.16  --Amendment No. 1 to Employment Agreement with Sam
             Wyly (3)
    10.17  --Amendment No. 2 to Employment Agreement with Sam
             Wyly (3)
    10.18  --Consultation Agreement with REC Enterprises, Inc.
             (3)
    10.19  --Employment Agreement with William D. Plumb (3)
    10.20  --Employment Agreement with William D. Plumb (3)
    10.21  --Form of Employment Agreement with Edward J. Lott,
             Warner C. Blow, Werner L. Frank and Geno P. Tolari (3)
    10.22  --Employment Agreement with Sterling L. Williams (8)
    10.23  --Form of Employment Agreement with Jeanette P.
             Meier, George H. Ellis, Phillip A. Moore, Warner C.
             Blow and Geno P. Tolari (8)
    10.24  --Employment Agreement with Werner L. Frank (8)
    10.25  --Form of Series B Warrant Agreement (3)
    10.26  --Form of Amendment to Series B Warrant Agreement
             (January 1988) (3)
    10.27  --Form of Amendment to Series B Warrant Agreement
             (May 1989) (3)
    10.28  --Form of Series E Warrant Agreement (3)
    10.29  --Form of Amendment to Series E Warrant Agreement
             (May 1989) (3)
    10.30  --Form of Series F Warrant Agreement (3)
    10.31  --Form of Amendment to Series F Warrant Agreement
             (May 1989) (3)
    10.32  --Amended and Restated Revolving Credit and Term Loan
             Agreement dated June 8, 1990 between the Registrant
             and The First National Bank of Boston and BankOne
             Texas N.A. ("Loan Agreement") (3)
    10.33  --First Amendment to Loan Agreement dated as of
             October 16, 1990 (3)
    10.34  --Second Amendment to Loan Agreement dated as of
             September 19, 1991 (3)
    10.35  --Third Amendment to Loan Agreement dated as of
             December 31, 1991 (3)
    10.36  --Fourth Amendment to Loan Agreement dated as of June
             15, 1992 (3)

                                                                   SEQUENTIALLY
   EXHIBIT                                                           NUMBERED
   NUMBER                  DESCRIPTION OF EXHIBIT                     PAGES
   -------                 ----------------------                  ------------
    10.37  --Fifth Amendment to Loan Agreement dated as of July
             31, 1992 (3)
    10.38  --Sixth Amendment to Loan Agreement dated as of
             August 31, 1992 (3)
    10.39  --Seventh Amendment to Loan Agreement dated as of
             September 9, 1992 (3)
    10.40  --Eighth Amendment to Loan Agreement dated as of
             September 30, 1992 (3)
    10.41  --Ninth Amendment to Loan Agreement dated as of
             October 13, 1992 (3)
    10.42  --Tenth Amendment to Loan Agreement dated as of
             December 17, 1992 (8)
    10.43  --Form of Eleventh Amendment to Loan Agreement dated as of March 29, 1993 (3)
    10.44  --Twelfth Amendment to Loan Agreement dated as of
             June 30, 1993 (3)
    10.45  --Form of Thirteenth Amendment to Loan Agreement
             dated as of November 10, 1993 (3)
    10.46  --Form of Fourteenth Amendment to Loan Agreement
             dated as of November 22, 1993 (3)
    10.47  --Fifteenth Amendment to Loan Agreement dated as of
             December 21, 1993 (9)
    10.48  --Sixteenth Amendment to Loan Agreement dated as of
             December 30, 1993 (9)
    10.49  --Seventeenth Amendment to Loan Agreement dated as of
             January 31, 1994 (9)
    10.50  --Eighteenth Amendment to Loan Agreement dated as of
             March 15, 1994 (10)
    10.51  --Nineteenth Amendment to Loan Agreement dated as of
             May 17, 1994 (7)
    10.52  --Form of Indenture between the Registrant and Bank of America Texas, National Association as Trustee,
             including the form of 5 3/4% Convertible
             Subordinated Debenture attached as Exhibit A thereto
             (11)
    10.53  --1992 Executive Compensation Plan for Group
             Presidents (3)
    10.54  --1993 Executive Compensation Plan for Group
             Presidents (8)
    10.55  --1994 Executive Compensation Plan for Group
             Presidents (3)
    10.56  --Form of Series G Warrant Agreement (3)
    10.57  --Amended 1992 Non-Statutory Stock Option Plan (12)
    10.58  --1994 Non-Statutory Stock Option Plan (13)
    10.59  --Form of Indemnity Agreement between the Registrant and each of its directors (3)
    10.60  --Systems Center, Inc. Restated and Amended
             Restricted Stock Plan (15)
    10.61  --Systems Center, Inc. Amended and Restated
             Nondiscretionary Restricted Stock Plan (15)
    10.62  --Systems Center, Inc. 1982 Stock Option Plan (15)
    10.63  --Systems Center, Inc. 1992 Stock Incentive Plan (15)

                                                                   SEQUENTIALLY
   EXHIBIT                                                           NUMBERED
   NUMBER                  DESCRIPTION OF EXHIBIT                     PAGES
   -------                 ----------------------                  ------------
    10.64  --Systems Center, Inc. 1983 Stock Plan (15)
    10.65  --Systems Center, Inc. Share Option Scheme (15)
    10.66  --Registration Rights Agreement dated as of July 1,
             1993 among the Registrant and the Selling
             Stockholders named therein(14)
    10.67  --Assignment of Loan Documents and Security Interests
             dated as of August 31, 1994 among the Registrant,
             IBM Credit Corporation and KnowledgeWare, Inc. (16)
    10.68  --Amended and Restated Revolving Loan and Security
             Agreement dated as of August 31, 1994 between the
             Registrant and KnowledgeWare, Inc. (16)
    10.69  --Warrant Agreement dated as of August 31, 1994
             between the Registrant and KnowledgeWare, Inc. (16)
    10.70  --Registration Rights Agreement dated as of August
             31, 1994 between the Registrant and KnowledgeWare,
             Inc. (16)
    10.71  --First Amendment to Amended and Restated Revolving
             Loan and Security Agreement dated as of October 25,
             1994 between the Registrant and KnowledgeWare, Inc.
             (16)
    11     --None
    12     --None
    13     --None
    14     --None
    15     --None
    16     --None
    21     --Subsidiaries (16)
    23.1   --Consent of Ernst & Young LLP (16)
    23.2   --Consent of Arthur Andersen LLP (16)
    23.3   --Consent of Coopers & Lybrand, L.L.P. (1)
    23.4   --Consent of Alex. Brown & Sons Incorporated (16)
    23.5   --Consent of Jackson & Walker, L.L.P. (included in
             its opinions filed as Exhibits 5 and 8 to this
             Registration Statement) (16)
    23.6   --Consent of Hicks, Maloof & Campbell, A Professional
             Corporation (16)
    23.7   --Consent of Francis A. Tarkenton (16)
    24     --Power of Attorney (16)
    25     --None
    26     --None
    27     --None
    28     --None
    99     --Form of Proxy Card (16)

- --------
 (1) Filed herewith.
 (2) Previously filed as an exhibit to the Registrant's Registration Statement No. 2-82506 on Form S-1 and incorporated herein by reference.
 (3) Previously filed as an exhibit to the Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1993 and incorporated herein by reference.

 (4) Previously filed as an exhibit to the Registrant's Registration Statement No. 33-69926 on Form S-8 and incorporated herein by reference
 (5) Previously filed as an exhibit to the Registrant's Registration Statement No. 33-47131 on Form S-8 and incorporated herein by reference.
 (6) Previously filed as an exhibit to the Registrant's Registration Statement No. 2-86825 on Form S-1 and incorporated herein by reference.
 (7) Previously filed as an exhibit to the Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1994 and incorporated herein by reference.
 (8) Previously filed as an exhibit to the Registrant's Registration Statement No. 33-62028 on Form S-4 and incorporated herein by reference.
 (9) Previously filed as an exhibit to the Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 1993 and incorporated herein by reference.
(10) Previously filed as an exhibit to the Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1994 and incorporated herein by reference.
(11) Previously filed as an exhibit to the Registrant's Registration Statement No. 33-57428 on Form S-3 and incorporated herein by reference.
(16) Previously filed.